Sidoti Spring Conference | 1 Sidoti Spring Conference Jeff Fulmer, Senior Vice President March 29, 2018 LISTED CORR NYSE

Sidoti Spring Conference | 2 Disclaimer This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Other than as required by law, CorEnergy does not assume a duty to update any forward- looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Sidoti Spring Conference | 3 Infrastructure assets have desirable investment characteristics • Long-lived assets, critical to tenant operations • High barriers to entry with strategic locations • Contracts provide predictable revenue • Limited sensitivity to price/volume changes Asset Fundamentals • High cash flow component to total return • Attractive potential risk-adjusted returns • Diversification vs. other asset classes • Potential inflation protection Investment Characteristics • Infrastructure assets are essential for our customers’ operations to produce revenue • CorEnergy’s triple-net leases and other contracts generate operating expense for our tenants • Total long-term return to stockholders of 8-10% on assets from base rents, plus acquisitions & participating rents • Growing CorEnergy through disciplined acquisitions that are accretive to AFFO and dividends per share Infrastructure REIT Strategy Overview

Sidoti Spring Conference | 4 Differentiated and larger investor audience for REITs than MLPs (1) Fidelity Sectors & Industry Overview, March 15, 2018 (2) Estimated using Bloomberg Shareholder Data (3) Includes perpetual preferred stock and “in the money” convertible bonds Utility & REIT markets are larger and more institutional than MLP Market Cap: ~$1.1Tn(1)(2) Market Cap: ~$1.2Tn(1)(2) REITs Market Cap: ~$360bn(1)(2) MLPs Utilities Retail Institutional Insiders & Sponsors Market Cap: ~$690mm(2)(3) 71% 28% CorEnergy Tortoise Capital <1% 30% 31% 35% 4% <1% 79% 20% <1% 83% 14% 3%

Sidoti Spring Conference | 5 Comparison of technical characteristics of infrastructure vehicles Institutional, tax exempt and non-U.S. investors desire access to the infrastructure asset class REIT structure provides more attractive access to energy infrastructure than MLP & Fund structures

Sidoti Spring Conference | 6 Leveraging expertise across the energy value chain

Portfolio of essential assets

CorEnergy assets critically support our partners in conducting their businesses in the U.S. energy industry

Type	Asset	Description	Purchase Price	Location
Upstream	Pinedale Liquids Gathering System	Liquids gathering, processing & storage system for condensate & water production	$228MM	WY
Midstream	Grand Isle Gathering System	Subsea to onshore pipeline & storage terminal for oil & water production	$245MM	GoM-LA
Midstream	MoGas Pipeline	Interstate natural gas pipeline supplying utilities	$125MM	MO-IL
Downstream	Omega Pipeline	Natural gas utility supplying end-users at Fort Leonard Wood	$6MM	MO
Midstream & Downstream	Portland Terminal	Crude oil and petroleum products terminal with barge, rail and truck supply	$50MM[1]	OR

1) *Includes $40MM purchase price, plus $10MM in construction costs*

CorEnergy

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Sidoti Spring Conference | 8 Infrastructure provides stable cash flows • CorEnergy owns mission critical assets • Lease payments are ―operating‖ expenses, not ―financing‖ expenses • In bankruptcy, real property operating leases are subject to special provisions • CORR stock moved with commodity prices; revenue and dividends were stable Commodity Prices vs. CORR Performance Metrics in m illio n s In d e xe d Co m m o d it y & S h a re Pr ic e Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 1Q17 2Q17 3Q17 4Q17 $0 $5 $10 $15 $20 $25 Revenues AFFO $30 $50 $70 $90 $110 $130 $150 WTI Oil Nat. Gas AMZ Index CORR

Sidoti Spring Conference | 9 Increasing opportunities for CorEnergy’s pipeline Oil and gas companies are: • pursuing efficient, low cost operations • focusing on accessing low cost of capital • returning to growth and implementing capex projects… …Oil and gas companies are willing to sell low-returning infrastructure to fund high-returning growth initiatives Which one or two options do you think will be the most likely path that lenders & borrowers will take if faced with a borrowing base deficiency in fall 2017?2 U.S. Rig Count Normalizing1 1) Baker Hughes North American Rig Count, March 16, 2018 2) Haynes and Boone, LLP Borrowing Base Redetermination Survey, October 4, 2017

Sidoti Spring Conference | 10 Financial flexibility poises CORR for growth 1) Sum of CORR and related party debt Total Debt/Total Capitalization of 25% is below 25-50% target ratio Capital Structure Liquidity CorEnergy’s capital structure remains conservative, providing financial flexibility to acquire assets Preferred/Total Equity of 28% is below 33% target ratio (in millions) 2017 2016 Debt Secured credit facility 2 $41.0 $89.6 Unsecured convertible notes, proceeds gross of fees 114.0 114.0 Total d bt $155.0 $203.6 Equity Preferred stock 130.0 56.3 Common stock & additional paid in capital 331.8 350.2 Total equity $461.8 $406.5 Total capitalization $616.8 $610.1 For years ended December 31, (in millions) 2017 2016 Cash $15.8 $7.9 Revolver availability 140.5 52.1 Total liquidity $156.3 $60.0 For years ended December 31, 1

Sidoti Spring Conference | 11 Durable revenues + low leverage = dividend stability • Lease payments produce predictable cash flows • Assets are critical to tenant revenue production • Lease expense is an operating cost (not a financing cost) • Lease payments are made during bankruptcy • Results in utility-like consistency of revenue for CORR • Conservative leverage profile & multiple capital sources • We believe the $3.00 annualized dividend is a sustainable payout • Dividend is based solely on minimum rents • CorEnergy retains debt repayment and reinvestment capital prior to dividend payment • Upside from portfolio growth and participating rents Energy REIT provided a new business model in 2012: Investor friendly access to infrastructure assets

Sidoti Spring Conference | 12 Financing Optionality Outlook One to Two Acquisitions per Year Size Range of $50-250 Million Active Deal Pipeline 1) As of December 31, 2017 Long-term Stable & Growing Dividend • $156 million of available liquidity1 • Bank Debt • Convertible Debt • Preferred Equity • Common Equity • Co-Investors

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Sidoti Spring Conference | 14 Becky Sandring Senior Vice President, Secretary & Treasurer Ms. Sandring has over 20 years of experience in the energy industry. Prior to CorEnergy, Ms. Sandring was a Vice President with The Calvin Group. From 1993-2008, Ms. Sandring held various roles at Aquila Inc., formerly UtiliCorp United. CorEnergy Senior Management Dave Schulte Co-Founder, CEO & President Mr. Schulte has 27 years of investment experience, including 18 years in the energy industry. Previously, Mr. Schulte was a co-founder and Managing Director of Tortoise Capital Advisors, an investment advisor with $16 billion under management. and a Managing Director at Kansas City Equity Partners (KCEP). Before joining KCEP, he spent five years as an investment banker at the predecessor of Oppenheimer & Co. Rick Green Co-Founder, Executive Chairman Mr. Green has spent more than 30 years in the energy industry, with 20 years as CEO of Aquila, Inc., an international electric and gas utility business and national energy marketing and trading business. During his tenure, Mr. Green led the strategy and successful business expansion of Aquila, Inc. to a Fortune 30 company. Jeff Fulmer Senior Vice President Mr. Fulmer is a petroleum engineer and professional geologist with more than 30 years of energy industry experience. Prior to joining CorEnergy, Mr. Fulmer spent six years as a Senior Advisor with Tortoise Capital Advisors, led a post 9/11 critical infrastructure team for the U.S. Department of Defense, and held leadership and technical positions with Statoil Energy, ARCO Oil and Tenneco Oil Exploration and Production. Rick Kreul President, MoGas, LLC & MoWood, LLC Mr. Kreul, a mechanical engineer with more than 35 years of energy industry experience, serves as President of CorEnergy’s wholly-owned subsidiaries, MoWood, LLC and MoGas Pipeline, LLC. Previously, Mr. Kreul served as Vice President of Energy Delivery for Aquila, Inc., Vice President for Inergy, L.P., and various engineering and management roles with Mobil Oil. Nate Poundstone Chief Accounting Officer Mr. Poundstone has nearly 20 years of experience in the accounting profession. Prior to joining CorEnergy, Mr. Poundstone was Vice President and Chief Accounting officer with CVR Energy, a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries. Prior to CVR Energy, he held various audit and professional practice roles as a senior manager with KPMG LLP. Jeff Teeven Vice President, Finance Mr. Teeven has more than 20 years of experience in private equity management and mergers and acquisitions in multiple sectors including energy. He served as a founding partner of Consumer Growth Partners, a private equity firm focused on the specialty retail and branded consumer products sectors, as well as 10 years with Kansas City Equity Partners (KCEP). Sean DeGon Vice President Mr. DeGon is a chemical engineer with nearly 20 years of energy industry experience. Prior to joining CorEnergy in 2017, Mr. DeGon was a Director at IHS Markit where he led and participated in well over 100 consulting projects focused on liquid storage terminals, pipelines, refineries, processing facilities and other energy assets, primarily in the U.S. and the rest of the Americas.

Sidoti Spring Conference | 15 Grand Isle Gathering System • ~$250 million critical midstream infrastructure in the Gulf of Mexico • 153 miles of undersea pipeline and terminal with separation, SWD and storage facilities • Essential system to transport crude oil and produced water for large proven reserves • Triple-net operating lease with Energy XXI Gulf Coast subsidiary – average minimum rent of ~$40 million

Sidoti Spring Conference | 16 Pinedale Liquids Gathering System • $228 million asset, acquired with Prudential as a co-investor in 2012 • CORR purchased Prudential’s minority interest in December 2017 • 150 miles of pipeline, 107 receipt points, 4 above-ground facilities • Critical to operation of Ultra Petroleum’s Pinedale natural gas field • 15-year triple-net lease; rent $20 million per year + participating features Pinedale Liquids Gathering System

Sidoti Spring Conference | 17 MoGas and Omega Pipelines • MoGas Interstate Pipeline • 263-mile pipeline connecting natural gas supplies to Missouri utilities • LDCs Spire Energy, Ameren Energy, and Omega Pipeline account for vast majority of the revenue through firm transportation contracts • Held in a taxable subsidiary; subject to intercompany mortgages • Omega Pipeline Company • Natural gas service provider supplying end-users at Fort Leonard Wood • 10-year contract with the Department of Defense 600188_1.wor (NY00813G) Pike Calhoun Lincoln Audrain Monroe Laclede Pulaski Madison Saint Louis City Saint Charles Saint Louis Chariton Moniteau Warren Franklin Phelps BollingerCape Girardeau Madison Saint Francois Texas Reynolds Iron IllinoisMissouri Curryville Compressor REX Connect PEPL Connect MRT Connect Alexander Bond Christian Clinton Fayette Franklin Greene Jackson Jefferson Jersey Macon Macoupin Marion Monroe Montgomery Morgan Perry Pike Pulaski Randolph Saint Clair Sangamon Scott Shelby Union Washington Williamson Benton Boone Callaway Camden Carroll Cole Cooper Crawford Dallas Dent Gasconade Greene Hickory Howard Jefferson Linn Livingston Macon Maries Marion Miller Montgomery Morgan Osage Perry Pettis Polk Ralls Randolph Sainte Genevieve Saline Shannon Shelby Washington Wayne Webster Wright

Sidoti Spring Conference | 18 Portland Terminal • 39-acre terminal to receive, store and deliver heavy and refined petroleum products • 84 tanks with 1.5 million barrels of storage capacity; loading for ships, rail and trucks • Triple-net operating lease with Zenith Energy; 15-year initial term, 5-year renewals • $40 million purchase plus $10 million CORR financed improvements

Sidoti Spring Conference | 19 CORR has pioneered broad access to deep capital markets C o mm o n St o c k J u n io r C a p ita l $101,660,000 Common Stock Lead Underwriters: November 2014 $115,000,000 7% Convertible Bonds Lead Underwriters: June 2015 $89,700,000 Common Stock Lead Underwriters: December 2012 $77,625,000 Common Stock Lead Underwriters: June 2015 $48,587,500 Common Stock Lead Underwriter: January 2014 $56,300,000 Series A 7.375% Cumulative Preferred Stock Lead Underwriters: January 2015 $73,750,000 Series A 7.375% Cumulative Preferred Stock Lead Underwriters: April 2017 $161,000,000 Revolving Line of Credit Lead Banks: July 2017 B a n k D e b t $41,000,000 Project Level Debt for Pinedale LGS Prudential Financial December 2012

Terminal value conviction

		Pinedale LGS	Grand Isle Gathering System	Portland Terminal	MoGas Pipeline	Omega Pipeline
Asset Ownership Criteria	Long-lived assets, critical to tenant operations	✓	✓	✓	✓	✓
Asset Ownership Criteria	High barriers to entry with strategic locations	✓	✓	✓	✓	✓
	Assets essential to operators' cash flow support lease renewal expectations					
Contractual Protections	Underwriting of terminal value	Life of Field	Life of Field	Market	Market	Market
Contractual Protections	Contracts and similar services based on fair value of assets	✓	✓	✓	✓	✓
Contractual Protections	Asset value based on production estimates of reserve reports / market values for similar assets	✓	✓	✓	✓	✓
Contractual Protections	Leases enable tenant to purchase asset or renew lease at FMV	✓	✓	✓		
	Tenant may not devalue CORR's asset, i.e. construct a replacement asset					
Dividend Sustainment	Retain portion of rent payment for reinvestment & debt repayment	✓	✓			
Dividend Sustainment	Supports sustainable, long-term dividend	✓	✓	✓	✓	✓
	CORR targets an AFFO to dividend coverage ratio of 1.5x					

CorEnergy
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Sidoti Spring Conference | 21 Corporate structure alignment with investors CORR Expense Metrics vs. Peer Group1 Base Fee Incentive Fee Administration Fee Grand Isle Gathering System Pinedale LGS MoGas Pipeline Portland Terminal Omega Pipeline Assets Fees Management Fee • Services provided: • Presents the Company with suitable acquisition opportunities, responsible for the day-to-day operations of the Company and performs such services and activities relating to the assets and operations of the Company as may be appropriate • Base Fees paid: • Quarterly management fee equal to 0.25 percent (1.00 percent annualized) of the value of the Company’s Managed Assets3 as of the end of each quarter • Incentive Fees paid: • Quarterly incentive fee of 10 percent of the increase in distributions earned over a threshold distribution equal to $0.625 per share per quarter. The Management Agreement also requires at least half of any incentive fees to be reinvested in the Company’s common stock Administrative Fee • Services provided: • Performs (or oversees or arranges for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services • Fees paid: • 0.04 percent of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand External Fee Structure Corporate Structure Management Agreement (1) Peer group consists of REITs included in the RMZ index under $1BN market cap (excludes STAR, RAS) (2) Gross Asset Value = Asset Value of Investment Properties + Accumulated Depreciation (3) “Managed Assets” is defined as Total Assets of CORR minus the initial invested value of non-controlling interests, the value of any hedged derivative assets, any prepaid expenses, all of the accrued liabilities other than deferred taxes and debt entered into for the purposed of leverage

Sidoti Spring Conference | 22 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation 2017 2016 2015 Net Income attributable to CorEnergy Stockholders 32,602,790$ 29,663,200$ 12,319,911$ Less: Preferred Dividend Requirements 7,953,988 4,148,437 3,848,828 Net Income attributable to Common Stockholders 24,648,802$ 25,514,763$ 8,471,083$ Add: Depreciation 23,292,713 21,704,275 18,351,011 Less: Non-Controlling Interest attributable to NAREIT FFO reconciling items 1,632,546 1,645,819 1,645,819 NAREIT funds from operations (NAREIT FFO) 46,308,969$ 45,573,219$ 25,176,275$ Add: Distributions received from investment securities 949,646 1,028,452 1,021,010 Income tax expense (benefit) from investment securities 1,000,084 760,036 (196,270) Less: Net distributions and dividend income 680,091 1,140,824 1,270,755 Net realized and unrealized gain (loss) on other equity securities 1,531,827 824,482 (1,063,613) Funds from operations adjusted for securities investments (FFO) 46,046,781$ 45,396,401$ 25,793,873$ NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited) For the Years Ended December 31,

Non-GAAP Financial Metrics: FFO/AFFO Reconciliation (cont.)

	For the Years Ended December 31,		
	2017	2016	2015
Add:			
Loss of extinguishment of debt	336,933	—	—
Provision for loan losses, net of tax	—	4,409,359	12,526,701
Transaction costs	592,068	520,487	870,128
Amortization of debt issuance costs	1,661,181	2,025,478	1,822,760
Amortization of deferred lease costs	91,932	91,932	76,498
Accretion of asset retirement obligation	663,065	726,664	339,042
Amortization of above market leases	—	—	72,987
Non-cash (gain) loss associated with derivative instruments	33,763	(75,591)	(70,333)
Less:			
Non-cash settlement of accounts payable	221,609	—	—
Income tax (expense) benefit	(1,345,234)	619,349	493,847
EIP Lease Adjustment (1)	—	—	542,809
Non-Controlling Interest attributable to AFFO reconciling items	13,154	37,113	88,645
Adjusted funds from operations (AFFO)	$ 50,536,194	$ 52,438,268	$ 40,306,355

1) Based on the economic return to CorEnergy resulting from the sale of our 40 percent undivided interest in EIP, we determined that it was appropriate to eliminate the portion of EIP lease income attributable to return of capital, as a means to more accurately reflect the EIP lease revenue contribution to our sustainable AFFO. We believe that the portion of the EIP lease revenue attributable to return of capital, unless adjusted, overstates our distribution-paying capabilities and is not representative of sustainable EIP income over the life of the lease. We completed the sale of EIP on April 1, 2015.

CORENERGY

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Sidoti Spring Conference | 24 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation (cont.) 1) Diluted earnings per common share is calculated using the basic weighted average shares of common stock outstanding, as the diluted shares are anti-dilutive. 2) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization. 3) Diluted per share calculations include a dilutive adjustment for convertible note interest expense. 2017 2016 2015 Earnings Per Common Share: Basic 2.07$ 2.14$ 0.79$ Diluted (1) 2.07$ 2.14$ 0.79$ Weighted Average Shares of Common Stock Outstanding: Basic 11,900,516 11,901,985 10,685,892 Diluted 15,355,061 15,368,370 12,461,733 NAREIT FFO attributable to Common Stockholders Basic 3.89$ 3.83$ 2.36$ Diluted (2) 3.59$ 3.54$ 2.35$ FFO attributable to Common Stockholders Basic 3.87$ 3.81$ 2.41$ Diluted (2) 3.57$ 3.53$ 2.40$ AFFO attributable to Common Stockholders Basic 4.25$ 4.41$ 3.77$ Diluted (3) 3.81$ 3.93$ 3.56$ For the Years Ended December 31,

Non-GAAP Financial Metrics: Fixed-Charges Ratio

Ratio of Earnings to Combined Fixed Charges and Preferred Stock

	For the Years Ended December 31,				
	2017	2016	2015	2014	2013
Earnings:					
Pre-tax income from continuing operations before adjustment for income or loss from equity investees	$ 34,470,016	$ 28,561,682	$ 11,782,422	$ 6,973,693	$ 2,967,257
Fixed charges[1]	12,378,514	14,417,839	9,781,184	3,675,122	3,288,378
Amortization of capitalized interest	—	—	—	—	—
Distributed income of equity investees	680,091	1,140,824	1,270,754	1,836,783	584,814
Pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges	—	—	—	—	—
Subtract:					
Interest capitalized	—	—	—	—	—
Preference security dividend requirements of consolidated subsidiaries	—	—	—	—	—
Noncontrolling interest in pre-tax income of subsidiaries that have not incurred fixed charges	—	—	—	—	—
Earnings	47,528,621	44,120,345	22,834,360	12,485,598	6,840,449
Combined Fixed Charges and Preference Dividends:					
Fixed charges[1]	$ 12,378,514	$ 14,417,839	$ 9,781,184	$ 3,675,122	$ 3,288,378
Preferred security dividend[2]	7,953,988	4,148,437	3,848,828	—	—
Combined fixed charges and preference dividends	$ 20,332,502	$ 18,566,276	$ 13,630,012	$ 3,675,122	$ 3,288,378
Ratio of earnings to fixed charges	3.84	3.06	2.33	3.40	2.08
Ratio of earnings to combined fixed charges and preference dividends	2.34	2.38	1.68	3.40	2.08

1) *Fixed charges consist of interest expense, as defined under U.S. generally accepted accounting principles, on all indebtedness*
2) *This line represents the amount of preferred stock dividends accumulated as of December 31, 2017.*

CORENERGY

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